UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 16, 2025

Jabil Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14063	38-1886260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10800 Roosevelt Boulevard North, St. Petersburg, Florida 33716

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (727) 577-9749

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	JBL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 16, 2025, the Board of Directors (“Board”) of Jabil Inc. (“Jabil”), increased the size of the Board from nine to ten directors and appointed Ms. Sujatha Chandrasekaran to the Board, effective immediately and continuing until the next annual meeting of stockholders or until her successor is duly elected and qualified. Ms. Chandrasekaran’s committee assignments are expected to be made by the Board at its next regularly scheduled meeting. The Board has determined that Ms. Chandrasekaran is independent under the standards of the New York Stock Exchange and other governing laws and applicable regulations.

Ms. Chandrasekaran will receive compensation for her service on the Board consistent with that provided to all non-employee directors, which is described under the caption “Proposal No. 1: Election of Directors - Director Compensation” in Jabil’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on December 12, 2024, as adjusted by the Board from time to time.

Other than the compensation from the registrant set forth in the preceding paragraph, no arrangement or understanding exists between Ms. Chandrasekaran and any other persons, pursuant to which Ms. Chandrasekaran was selected as a director and there are no transactions in which Ms. Chandrasekaran has an interest that would require disclosure under Item 404(a) of Regulation S-K.

On April 21, 2025, the Company issued a press release announcing Ms. Chandrasekaran’s appointment to the Board, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibit is furnished herewith:

Exhibit No.	Description

99.1	Press Release dated April 21, 2025, announcing the appointment of Sujatha Chandrasekaran to the Board of Directors of Jabil Inc.

104	Cover Page Interactive Data File (Embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JABIL INC.

April 22, 2025	By:	/s/ Susan Wagner-Fleming
Susan Wagner-Fleming
Senior Vice President, Securities, M&A and Corporate Secretary